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                                                                Exhibit 26(e)(7)

Policy Change Application
No Underwriting Required

                                                                  Minnesota Life

Minnesota Life Insurance Company . Policyowner Services
400 Robert Street North . St. Paul, Minnesota 55101-2098

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
A. Request             Policy Number(s)                   Insured Name (last, first, middle)
   Information
                       -------------------------------------------------------------------------------------------------------------
                       Money Submitted With Application   Effective Date Of Change
   Make all checks                                        [ ] Current Date   [ ] Date Of Next APP Draw
   payable to          $                                  [ ] Other (Indicate mm/yy and reason)
   Minnesota Life.      ----------------                                                        ------------------
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B. Owner               Owner Name (last, first, middle)                                     Social Security/Tax ID Number
   Information
                       -------------------------------------------------------------------------------------------------------------
                       Telephone Number [ ] Home          E-Mail Address
                                        [ ] Business
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C. Address             [ ] Change Owner Home Address
   Adjustments         [ ] Add/Change Mailing Address
                           [ ] Premium Notices Only   [ ] All Correspondence Other Than Premium Notice   [ ] All Mail
                       -------------------------------------------------------------------------------------------------------------
                       Name (last, first, middle)

                       -------------------------------------------------------------------------------------------------------------
                       Address

                       -------------------------------------------------------------------------------------------------------------
                       City                                                     State       Zip

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D. Face Amount         [ ] Change Face Amount To: $
   Adjustments                                    ------------------------------
                           (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                       [ ] Cost Of Living Alternate Exercise   [ ] Face Amount Increase Agreement/AIO/AIOW Exercise
                           [ ] Inflation Rider Exercise            [ ] Alternate Option Date:                      (Attach Proof)
                                                                                              --------------------
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E. Premium and         Premium Adjustment
   Billing             [ ] Change Annual Premium Amount To: $                     (Indicate total annual premium)
   Information                                               --------------------
                           (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                       Payment Method
                       [ ] Annual        [ ] Monthly Automatic Payment Plan (APP) Plan Number:
                                                                                              -----------------
                                             (If new plan, submit APP Authorization)
                       [ ] Semi-Annual   [ ] List Bill Plan Number:
                                                                   -----------------
                                             (If new plan, submit List Bill form)
                       [ ] Quarterly     [ ] Payroll Deduction Plan (PRD) Plan Number:
                                                                                      -----------------
                       -------------------------------------------------------------------------------------------------------------
                       Non-Repeating Premium (NRP)
                       [ ] Regular NRP $               [ ] Increase Face By   [ ] Do Not Increase Face By
                                        ------------       NRP Amount             NRP Amount
                           ($500 minimum required)
                       [ ] 1035 NRP $
                                     ------------
                       [ ] Billable NRP $                 (Indicate total annual NRP)
                                         ----------------
                           (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                       Payment Method for Non-Repeating Premium (Billable only)
                       (If base premium is paid through a List Bill, the NRP must also be billed through the same List Bill.)
                       [ ] Annual         [ ] APP Monthly Plan Number:
                                                                      -------------------
                                              (If new plan, submit APP Authorization)
                       [ ] Semi-Annual    [ ] PRD Plan Number:
                                                              --------------------
                       [ ] Quarterly
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F. Plan                [ ] Change Plan Of Insurance To: [ ] Life At Age:                [ ] Protection To Age:
   Adjustments                                                          -----------                           ----------
                       (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
                       -------------------------------------------------------------------------------------------------------------

F.59537 Rev.5-2004

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
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
G. Partial             [ ] Partial Surrender For Cash ($500 minimum)   [ ] Partial Surrender To Eliminate Policy Loan
   Surrenders              $                 or [ ] Max Amount             (Dividend additions and accumulations will be
                            ----------------        Allowable              surrendered first.)

                           Face Amount will be reduced.                    Face Amount will be reduced.
                       -------------------------------------------------------------------------------------------------------------
                       If a correct Social Security or Tax ID number is not provided, the IRS requires Minnesota Life to withhold
                       10% of any taxable gain, irrespective of the withholding election. This applies to all partial surrenders and loan eliminations with taxable gain.
                       [ ] Yes, I elect withholding   [ ] No, I do not elect withholding
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H. Conversions         [ ] Convert Term Insurance At Attained Age   [ ] Partial Conversion Amount: $
                                                                                                   ------------------
                                                                        [ ] Retain Balance   [ ] Surrender Balance
                           Select Product:
                           [ ] Variable Adjustable Life           [ ] Adjustable Life
                           [ ] Variable Adjustable Life Horizon   [ ] Adjustable Life Summit
                           [ ] Other                              [ ] Other
                                     --------------------------             --------------------------
                           For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
                           For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
                       -------------------------------------------------------------------------------------------------------------
                       [ ] Convert Term Insurance Into Existing Policy
                           Existing Policy Number:
                                                   ------------------------------
                       -------------------------------------------------------------------------------------------------------------
                       [ ] Convert Term Agreement
                           Term Agreement:                             Insured Name:
                                           ----------------------                    ----------------------------------------
                       -------------------------------------------------------------------------------------------------------------
                       Automatic Premium Loan (APL) Provision is automatically added at conversion unless indicated here:
                       [ ] Omit Automatic Premium Loan
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I. Rollovers           [ ] Rollover At Attained Age       [ ] Combine Policies And Rollover At Attained Age
                           Select Product:
   If combining            [ ] Variable Adjustable Life   [ ] Adjustable Life
   policies with           [ ] Other                      [ ] Other
                                     -------------------            -------------------
   different               For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
   beneficiaries,          For Adjustable products, the Dividend Option will be Policy Improvements if none selected.
   submit
   Beneficiary
   Change forms.
                       -------------------------------------------------------------------------------------------------------------
                       Automatic Premium Loan (APL) Provision is automatically added at rollover unless indicated here:
                       [ ] Omit Automatic Premium Loan
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J. Other               [ ] Change Death Benefit Option To:                             [ ] Change Dividend Option To:
   Adjustments             [ ] Cash   [ ] Protection (generally requires underwriting)                                --------------
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K. Additional          [ ] Maintain Current Annual Premium   [ ] Change Current Annual Premium Accordingly
   Benefits and
   Agreements                                                                   DECREASE       NEW
                                                                 ADD   REMOVE    AMOUNT      AMOUNT
                                                                 ---   ------   --------   ----------
   Select only those   Additional Insured Agreement                      [ ]       [ ]     $
   agreements                                                                               ---------
   available on the    Additional Term Protection                        [ ]
   products applied    Adjustable Survivorship Life Agreement            [ ]       [ ]     $
   for.                                                                                     ---------
                       Designated Life
                                       -----------------------
                       Automatic Premium Loan                    [ ]     [ ]               $
                                                                                            ---------
                       Business Continuation Agreement                   [ ]       [ ]     $
                                                                                            ---------
                       Designated Life
                                       -----------------------
                       Cost of Living Agreement                          [ ]
                       Face Amount Increase Agreement                    [ ]       [ ]     $
                                                                                            ---------
                       Family Term - Children's Agreement                [ ]       [ ]     $
                                                                                            ---------
                       Family Term - Spouse Agreement                    [ ]       [ ]     $
                                                                                            ---------
                       Guaranteed Protection Waiver                      [ ]
                       Inflation Agreement                               [ ]
                       Policy Enhancement Rider                          [ ]       [ ]               %
                                                                                            ---------
                       (Indicate a whole number from 3 to 10%)
                       Waiver of Premium Agreement                       [ ]
                       Other:                                            [ ]       [ ]
                              --------------------------------
                       -------------------------------------------------------------------------------------------------------------

                                                            F.59537-2 Rev.5-2004

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
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
L. Life Insurance      Does the proposed insured have any life insurance or annuity in force or pending?            [ ] Yes   [ ] No
   In Force and
   Replacement         Has there been or will there be replacement of any existing life insurance or                [ ] Yes   [ ] No
                       annuity, as a result of this application? (Replacement includes, but is not
   Submit              limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other
   appropriate         change to any existing life insurance or annuity.) If yes, provide details on
   replacement forms   the Replacement Disclosure Statement.
   (not needed if
   replacing group
   coverage)
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M. Additional
   Remarks
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N. Home Office         Home Office Corrections or Additions
   Endorsements
                       Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                       IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.
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O. Agreements          AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I agree that they will become part of this application and any policy issued on it.

                       VARIABLE ADJUSTABLE LIFE: I understand that the amount or the duration of the death benefit (or both) of the policy applied for may increase or decrease depending on the investment results of the sub-accounts of the separate account. I understand that the actual cash value of the policy applied for increases and decreases depending on the investment results. There is no minimum actual cash value for the policy values invested in these sub-accounts.

                       FRAUD WARNING: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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Owner Signature(If other than Insured)                                Date              City                              State
(Give title if signed on behalf of a business)
X
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Assignee Signature                                                    Date              City                              State
(Give title if signed on behalf of a business)
X
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Irrevocable Beneficiary Signature                                     Date              City                              State
(Give title if signed on behalf of a business)
X
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Parent/Conservator/Guardian Signature                                 Date              City                              State
(Juvenile Applications)
X
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I believe that the information provided by this applicant is true and accurate. I certify I have accurately recorded all information given by the insured(s).

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Licensed Representative Signature                                                                     Date
X
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

                                                            F.59537-3 Rev.5-2004